Exhibit 10.3

BETA BIONICS, INC. AMENDED AND RESTATED 2016 STOCK INCENTIVE PLAN

STOCK OPTION AGREEMENT

This Stock Option Agreement (the “Option Agreement”) between Beta Bionics, Inc., a Delaware corporation (the “Company”), and the Grantee named in the Notice of Stock Option Award below (the “Notice”), is effective as of the Date of Award and sets forth the terms and conditions governing the Award Number set forth in the Notice.

A.	NOTICE OF STOCK OPTION AWARD

1. Grant of Option.

Grantee: ###PARTICIPANT_NAME###

The Company grants to you an option (the “Option”) to purchase the Shares of the Company’s Common Stock at the Exercise Price as follows:

Award Number	###EMPLOYEE_GRANT_NUMBER###

Date of Award	###GRANT_DATE###

Vesting Commencement Date	###ALTERNATIVE_VEST_BASE_DATE###

Exercise Price per Share	###GRANT_PRICE###

Total Number of Shares (“Shares”)	###TOTAL_AWARDS###

Total Exercise Price	###TOTAL_EXERCISE_PRICE###

Type of Option (check one)	###DICTIONARY_AWARD_NAME###

2. Vesting Schedule.

The Shares subject to the Option may be exercised, in whole or in part, after they become vested in accordance with the vesting schedule below, and unvested Shares may not be exercised, except as otherwise set forth in this Option Agreement and the Plan. Subject to the Grantee’s Continuous Service through the applicable vesting date, the Option will vest in accordance with the following schedule:

###VEST_SCHEDULE_DESCRIPTION###

3. Termination of the Option.

This Option shall terminate on ###EXPIRY_DATE### (the “Expiration Date”), unless terminated sooner as set forth below. Notwithstanding any provision of this Option Agreement to the contrary, if the Grantee holds more than 10 percent of the voting power of all classes of stock of the Company as of the Date of Award set forth above, the Expiration Date of any Incentive Stock Option issued to the Grantee shall be 5 years after the Date of Award.

If the Grantee’s Continuous Service terminates for any reason, the Option shall terminate, to the extent the Option has not been exercised, on completion of the applicable period set forth below (the “Post-Termination Exercise Period”), except as provided in Section 6 of this Option Agreement. If the Grantee’s Continuous Service terminates as a result of his or her Disability, the Grantee may, to the extent the Option had vested on the date of such termination (the “Termination Date”), exercise the Option for 6 months after the Termination Date. If Grantee’s Continuous Service terminates as a result of his or her death, the Grantee’s successor in interest may, to the extent the Option had vested on the date of the Termination Date, exercise the Option for 6 months after the Termination Date.

If the Grantee’s Continuous Service is terminated for Cause, the Grantee’s right to exercise the Option shall terminate on the Termination Date, except as otherwise determined by the Administrator in its sole discretion.

If the Grantee’s Continuous Service terminates for any other reason, the Grantee may, to the extent the Option had vested on the Termination Date, exercise the Option 6 months after the Termination Date. In no event shall the Option be exercised later than the Expiration Date. To the extent that the Grantee is not entitled to exercise the Option on the Termination Date and to the extent the Grantee does not exercise the Option within the applicable Post-Termination Exercise Period, the Option shall terminate. The Grantee shall have no right to exercise any portion of the unvested Shares, except as otherwise determined by the Administrator in its sole discretion.

B.	TERMS AND CONDITIONS OF OPTION

1. Terms of Option.

This Option is granted under the Beta Bionics Amended and Restated 2016 Stock Incentive Plan, as amended (the “Plan”), and is subject to the terms and conditions of the Plan and this Option Agreement (including both the Notice and the following Terms and Conditions). Both the Plan and the Option Agreement contain important terms and restrictions covering this Option. The Plan is incorporated into this Option Agreement by reference in its entirety. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Option Agreement.

If designated in the Notice as an Incentive Stock Option, the Option is intended to qualify as an Incentive Stock Option as defined in §422 of the Code. However, to the extent that the Option exceeds the $100,000 limit in §422, such excess Option shall be treated as a Nonqualified Stock Option.

The Exercise Price designated in the Notice must not be less than the Fair Market Value on the Date of Award. The Exercise Price is intended to be at least the Fair Market Value on the Date of Award, but if it is subsequently determined that the Exercise Price was less that the actual Fair Market Value on the Date of Award, the parties agree to work in good faith and in compliance with Applicable Laws to adjust the Exercise Price to the extent possible so that it is no less than the Fair Market Value on the Date of Award.

The Fair Market Value has been determined by the Board of Directors, and the Company believes the valuation is in good faith compliance with the requirements of §422 of the Code (so that the Option, if designated as an ISO, will qualify as an ISO) and §409A of the Code (so that the Option will be exempt from §409A). The Grantee understands, however, that there is no guarantee that the Internal Revenue Service (“IRS”) will agree with the Fair Market Value determination, and it is possible that the Internal Revenue Service could successfully assert that the Fair Market Value on the Date of Award is greater than the value determined by the Board of Directors. If the Internal Revenue Service were to succeed in a determination that the Fair Market Value on the Date of Award is greater that the Exercise Price, the Option, if designated as an ISO, would no longer qualify as an ISO, and the Option would no longer be exempt from §409A and would likely violate §409A. Any additional taxes, interest, and penalties due would be payable by the Grantee, and the Company has no obligation to reimburse the Grantee for that tax liability. The Grantee assumes all responsibility for such potential tax liability.

2. Exercise of Option.

(a)

Right to Exercise. The Option shall be exercisable during its term to the extent it has vested in accordance with the Vesting Schedule set out in the Notice. The Option shall be subject to the provisions of Section 11 of the Plan relating to the exercisability or termination of the Option in the event of a Corporate Transaction. The Option may not be exercised if the issuance of the Shares subject to the Option at the time of such exercise would constitute a violation of any Applicable Laws and any applicable provision of the Plan and the Option Agreement. No partial exercise of the Option may be for less than the lesser of 5 percent of the total number of Shares subject to the Option or the remaining number of Shares subject to the Option. In no event shall the Company issue fractional Shares.

(b)	Method of Exercise. Any exercise of the Option shall occur at the principal office of the Company. To exercise the Option, the Grantee and, if applicable, Grantee’s spouse must do the following:

(i)	Complete and sign the Exercise Notice (attached as Exhibit A);

(ii)

Deliver the Exercise Notice and full payment of the Exercise Price (in a manner authorized by Section 4 below) either in person, by certified mail, or by any other method approved by the Administrator; and

(iii)	Make arrangements acceptable to the Company for satisfaction of any applicable taxes as described in Section 2(d) below.

(c)

Exercise Date. Any exercise of the Option shall be deemed effective on the date that the Company has received a fully executed Exercise Notice accompanied by the full Exercise Price. The Shares shall be considered transferred on such exercise date.

(d)

Taxes. No Shares will be delivered to the Grantee or other person in accordance with the exercise of the Option until the Grantee or other person has made arrangements acceptable to the Company for the satisfaction of all applicable income tax, employment tax, and social security tax withholding obligations. On exercise of the Option, the Company or the Grantee’s employer may offset or withhold (from any amount owed by the Company or the Grantee’s employer to the Grantee) or collect from the Grantee or other person an amount sufficient to satisfy such tax withholding obligations. In the case of an Incentive Stock Option, the Grantee also agrees, as partial consideration for the designation of the Option as an Incentive Stock Option, to notify the Company in writing within 30 days of any disposition of any shares acquired by exercise of the Option if such disposition occurs within 2 years from the Award Date or within 1 year from the date that the Shares were transferred to the Grantee. If the Company is required to satisfy any federal, state, or local income or employment tax withholding obligations as a result of such an early disposition, the Grantee agrees to satisfy the amount of such withholding in a manner prescribed by the Company.

(e)

Certificate. Except as otherwise provided in this Option Agreement or the Plan, as soon as practicable after the Grantee has satisfied all of the obligations of this Section, the Company will prepare a certificate representing the Shares purchased by the Grantee in the names set forth in the Exercise Notice. If required by the Option Agreement or any attachments, the Shares will be held in escrow.

3. Grantee’s Representations.

(a)

The Grantee understands that neither the Option nor the Shares exercisable in accordance with the Option have been registered under the Securities Act of 1933, as amended, or any other United States securities laws.

(b)

The Grantee represents that the person who signs the spousal consent for this Option Agreement, as well as any Exercise Notice, is the Grantee’s spouse or domestic partner. If no one has signed the spousal consent, the Grantee represents that he or she has no spouse or domestic partner.

4. Method of Payment. Payment of the Exercise Price shall be made by any of the following, or a combination thereof, at the election of the Grantee, provided, however, that such exercise method does not then violate any Applicable Law:

(a)	Cash or its equivalent;

(b)

Surrender of Shares, in a manner acceptable to the Administrator, which have a Fair Market Value on the date of exercise equal to the aggregate Exercise Price of the Shares as to which the Option is being exercised (but only to the extent that such use of Shares would not result in an accounting compensation charge with respect to the Shares used to pay the exercise price); or

(c)	If the exercise occurs on or after the Registration Date, payment through any cashless exercise program that may be established by the Company or a Company-designated brokerage firm under the Plan;

5. Restrictions on Exercise. The Option may not be exercised until such time as the Plan has been approved by the shareholders of the Company. If the Grantee is an employee of the Company or a Related Entity and is not exempt from the overtime requirements under either federal or state wage and hour law, Grantee may not exercise any Shares during the 6-month period following the Date of Award, except as authorized by Grantee’s employer in its sole discretion.

The Option may be exercised before the time that the Plan has been approved by the shareholders of the Company, provided, however, that all Shares issued on any such exercise shall be rescinded if shareholder approval is not obtained within the time prescribed, and Shares issued on any such exercise shall not be counted in determining whether shareholder approval is obtained.

6. Terminations, Leaves, and Changes in Continuous Service.

(a)

Changes in Continuous Service. In the event of the Grantee’s change in status from Employee, Director, or Consultant to any other status as Employee, Director, or Consultant, the Option shall remain in effect and shall continue to vest, except that if the Grantee changes from an Employee to a Consultant or Director or from an Employee whose customary employment is 20 hours or more per week to an Employee whose customary employment is fewer than 20 hours per week, the Administrator may, in its discretion, cease the vesting of the Option as of such change in status.

An Incentive Stock Option shall cease to be treated as an Incentive Stock Option following a change in status to the extent required by the Code.

(b)

Leaves of Absence. During any leave of absence authorized by the Grantee’s employer, the Option shall remain in effect, and the vesting of the Option shall cease after the leave of absence exceeds a period of 90 days, unless continued vesting is required by applicable law. Vesting of the Option shall resume on the Grantee’s termination of the leave of absence and return to service to the Company or a Related Entity. If the Option is an Incentive Stock Option and the leave of absence does not satisfy the applicable provisions of the Code, the Grantee must exercise the Incentive Stock Option within the time period required by the Code, or the Option shall cease to be treated as an Incentive Stock Option.

(c)

Transfers and Reorganizations. If a transfer of the Grantee or any spinoff, sale, transaction, or other change in the Grantee’s employer does not interrupt the Grantee’s Continuous Service, the Option shall remain in effect and shall continue to vest, except to the extent otherwise determined by the Administrator in its sole discretion. If a transfer of the Grantee or any spinoff, sale, transaction, or other change in the Grantee’s employer results in a termination of the Grantee’s Continuous Service, the Grantee’s Continuous Service shall be deemed terminated on the date of such transfer, transaction, or change, except to the extent otherwise determined by the Administrator in its sole discretion.

(d)

Disability of Grantee. If the Option is an Incentive Stock Option and the Grantee’s employment terminates as a result of a Disability that does not qualify as a “disability” under the applicable provisions of the Code, the Grantee must exercise the Incentive Stock Option within the time period required by the Code, or the Option shall cease to be treated as an Incentive Stock Option.

(e)

Post-Termination Death of Grantee. In the event of the Grantee’s death during the Post-Termination Exercise Period, the Grantee’s estate, or a person who acquired the right to exercise the Option by bequest or inheritance, may exercise the Option, but only to the extent the Grantee could exercise the Option on the Termination Date, within the Post-Termination Exercise Period set forth in the Notice applicable if the Grantee’s Continuous Service had terminated as a result of his or her death, except that such Post-Termination Exercise Period shall commence on the date of death rather than termination. The Option may not be exercised later than the Expiration Date. If the Option is not exercised to the extent so entitled within the time specified herein, the Option shall terminate.

7. Transferability of Option. The Option, if an Incentive Stock Option, may not be transferred in any manner other than by will or by the laws of descent and distribution and may be exercised during the lifetime of the Grantee only by the Grantee. The Option, if a Nonqualified Stock Option, may be transferred by will, by the laws of descent and distribution, and to the extent and in the manner authorized by the Administrator, to members of the Grantee’s immediate family (as determined by the Administrator) or under a domestic relations order. The terms of the Option shall be binding on any executors, administrators, heirs, successors, and assigns of the Grantee.

8. Company’s Right of First Refusal. Neither the Grantee nor a transferee (either being sometimes referred to herein as the “Holder”) shall sell, pledge, encumber, or otherwise transfer (including transfers by operation of law) any Shares or any right or interest therein without first complying with the provisions of this Section or obtaining the prior written consent of the Company.

(a)

Transfer Notice. Prior to any proposed transfer of the Shares, the Holder shall provide the Company with written notice (the “Transfer Notice”) describing fully the proposed transfer, including: (i) the name and address of the proposed transferee; (ii) the number of Shares to be transferred (the “Offered Shares”); and (iii) the bona fide cash price or other consideration for which the Holder proposes to transfer the Shares, and the terms thereof. The Transfer Notice must be signed by both the Holder and the proposed transferee and must constitute a bona fide and binding commitment of the Holder and the proposed transferee for the transfer of the Transfer Shares subject only to the Right of First Refusal.

(b)

Exercise of Right of First Refusal. At any time during the 60-day period after receipt of the Transfer Notice (the “Option Period”), the Company shall have the right to purchase (the “Right of First Refusal”) all, but not less than all, of the Offered Shares at a price determined by subsection (c) below, which Right of First Refusal shall be exercised by written notice (the “First Refusal Exercise Notice”) to the Holder.

(c)

Payment Terms. The purchase price for the Offered Shares shall be the price stated in the Transfer Notice. In the event the Transfer Notice provides for payment in consideration other than cash, the Company (or its assign(s) as provided in Section 8(d) below) shall have the right to pay for the Offered Shares by the cash equivalent value of the consideration described in the Transfer Notice as determined by the Administrator in good faith. The Company (or its assign(s)) shall pay the purchase price for the Offered Shares to the Holder by cash, check, cancellation of any indebtedness to the Company, any consideration stated in the Transfer Notice, or a combination thereof, within 15 days after delivery of the First Refusal Exercise Notice or in the manner and at the times set forth in the Transfer Notice. On payment for the Offered Shares to the Holder or into escrow for the benefit of the Holder, the Company (or its assign(s)) shall become the legal and beneficial owner of the Offered Shares and all rights and interest therein or related thereto, and the Company shall have the right to transfer the Offered Shares to its own name or its assigns without further action by the Holder.

(d)

Assignment. Whenever the Company has the right to purchase Shares under this Right of First Refusal, the Company may designate or assign one or more employees, officers, directors, or shareholders of the Company or other persons or organizations to exercise all or a part of the Company’s Right of First Refusal.

(e)

Holder’s Right to Transfer. If the Company (or its assign(s)) does not elect to exercise the Right of First Refusal within the Option Period or such earlier time in which the Company (or its assign(s)) notifies the Holder that it will not exercise the Right of First Refusal, then the Holder may transfer the Shares on the terms and conditions stated in the Transfer Notice, provided that the transfer is made within 90 days of the expiration of the Option Period, the transfer complies with all Applicable Laws, and the transferee agrees in writing (in a form approved by the Administrator) that the Shares shall be held subject to the provisions of this Option Agreement, including this Right of First Refusal. No transfer of the Offered Shares following that 90-day period and no transfer in accordance with terms that are different than the terms stated in the Transfer Notice (including the name of the proposed transferee) and no transfer by the proposed transferee shall be permitted without a new written Transfer Notice prepared and submitted in accordance with the requirements of this Right of First Refusal.

(f)

Exception for Certain Family Transfers. The transfer of any or all of the Shares during the Grantee’s lifetime or on the Grantee’s death by will or intestacy to the Grantee’s Immediate Family or a trust for the benefit of the Grantee or the Grantee’s Immediate Family shall be exempt from the provisions of this Right of First Refusal (a “Permitted Transfer”). In a Permitted Transfer, the transferee shall agree in writing (in a form approved by the Administrator) to receive and hold the Shares so transferred subject to the provisions of this Option Agreement, and there shall be no further transfer of such Shares except in accordance with the terms of this Option Agreement, including this Right of First Refusal, and the Grantee shall retain full control with respect to the voting rights of such Shares for as long as the Grantee is alive. “Immediate Family” as used herein shall mean spouse, domestic partner (as determined by the Administrator), child, lineal descendant or antecedent, father, mother, brother, or sister, and the lineal descendants of such individuals.

(g)	Termination of Right of First Refusal. The provisions of this Right of First Refusal shall terminate as to all Shares on the Registration Date.

(h)

Additional Shares or Substituted Securities. In the event of any transaction described in Section 11(a) of the Plan, any new, substituted, or additional securities or other property that by reason of any such transaction is distributed with respect to the Shares shall be immediately subject to the Right of First Refusal, but only to the extent the Shares are at the time covered by such right.

(i)

Corporate Transaction. Immediately before the consummation of a Corporate Transaction, the Right of First Refusal shall automatically lapse in its entirety, except to the extent this Option Agreement is assumed by the successor corporation (or its Parent) in connection with such Corporate Transaction, in which case the Right of First Refusal shall apply to the new capital stock or other property received in exchange for the Shares in consummation of the Corporate Transaction, but only to the extent the Shares are at the time covered by such right.

The Grantee acknowledges and agrees that the Shares are subject to a right of first refusal (“Right of First Refusal”) as set forth in the Bylaws of the Company and that, except in compliance with such right of first refusal, neither the Grantee nor a transferee (either being sometimes referred to herein as the “Holder”) shall sell, pledge, encumber, or otherwise transfer any Shares or any right or interest therein.

9. Lock-up Agreement. The Grantee, if requested by the Company and the lead underwriter of any public offering of the Common Stock or other securities of the Company (the “Lead Underwriter”), hereby irrevocably agrees not to sell, contract to sell, grant any option to purchase, transfer the economic risk of ownership in, make any short sale of, pledge, or otherwise transfer or dispose of any interest in any Common Stock or any securities convertible into or exchangeable or exercisable for, or any other rights to purchase or acquire, Common Stock (except Common Stock included in such public offering or acquired on the public market after such offering or as authorized in writing by the Company and the Lead Underwriter) during the period following the effective date of a registration statement of the Company filed under the Securities Act of 1933, as amended, as the Lead Underwriter shall specify, which shall not exceed 180 days (plus any additional period as may be reasonably requested by the Company or the Lead Underwriter to accommodate regulatory restrictions on (a) the publication or other distribution of research reports and (b) analyst recommendations and opinions, including, but not limited to, the restrictions contained in NASD Rule 2711(f)(4) or NYSE Rule 472(f)(4), or any successor provisions or amendments thereto). The Grantee further agrees that the Company may impose stop-transfer instructions with respect to such Common Stock until the end of such period. The Grantee agrees to sign such documents as may be requested by the Lead Underwriter to effect the foregoing and, if requested by the Company or the Lead Underwriter, to provide such information as may be required by the Company or Lead Underwriter in connection with the completion of the public offering. The Company and the Grantee acknowledge that each Lead Underwriter of a public offering of the Company’s stock, during the period of such offering and for the 180-day period thereafter, is an intended beneficiary of this Section.

10. Stop-Transfer Notices.

(a)

In order to ensure compliance with the restrictions on transfer set forth in this Option Agreement or the Plan, the Company may issue appropriate stop-transfer instructions to its transfer agent, if any, and if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

(b)

Refusal to Transfer. The Company shall not be required (a) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Option Agreement or (b) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares have been so transferred.

11. Clawbacks. Grantee irrevocably agrees that this Option is conditioned on Grantee’s obligation to repay any amount received or benefit obtained from the Option (including proceeds from the sale of the Shares or amounts received on the termination of the Option pursuant to a Corporate Transaction) under the following circumstances: (a) any circumstances requiring a clawback (or required to be covered in a clawback policy) under any Applicable Law; or (b) any circumstances set forth in a clawback or similar policy that is approved by the Administrator and applies generally to a class of Employees, Consultants, or Directors that includes the Grantee, including any such policy that may be approved after the date the Option is granted or exercised. The manner of repaying an amount subject to this clawback provision shall be set forth in the applicable policy or determined by the Administrator in its sole discretion.

12. Tax Consequences. Set forth below is a brief summary, as of the date of this Option Agreement, of some of the federal tax consequences of exercise of the Option and disposition of the Shares. This summary is necessarily incomplete, and the tax laws and regulations are subject to change. The Grantee should consult his or her own tax adviser before exercising the option or disposing of the Shares. The Company and its advisors cannot give Grantee tax advice, and the Grantee may not rely on the information in this Section or any other information from the Company or its advisors regarding the tax consequences of Awards.

(a)

Exercise of Incentive Stock Option. If the Option qualifies as an Incentive Stock Option, there will be no regular federal income tax liability on the exercise of the Option, although the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price will be treated as income for purposes of the alternative minimum tax for federal tax purposes and may subject the Grantee to the alternative minimum tax in the year of exercise. The option will lose its ISO treatment if it is exercised later than (i) the date that is 3 months after termination of the Grantee’s employment with the Company or, (ii) in the event of Disability, the date that is 1 year after termination of employment. In the event of the Grantee’s death, the option would be eligible for ISO treatment only if the Grantee dies while employed by the Company or within the 3-month period after the Grantee’s employment terminates.

(b)

Exercise of Nonqualified Stock Option. On exercise of a Nonqualified Stock Option, the Grantee will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price. If the Grantee is an Employee or a former Employee, the Company will be required to withhold from the Grantee’s compensation or collect from the Grantee and pay to the applicable taxing authorities an amount in cash equal to a percentage of this compensation income at the time of exercise and may refuse to honor the exercise and refuse to deliver Shares if such withholding amounts are not delivered at the time of exercise.

(c)

Disposition of Shares. In the case of a Nonqualified Stock Option, if Shares are held for more than 1 year, any gain realized on disposition of the Shares will be treated as long-term capital gain for federal income tax purposes. In the case of an Incentive Stock Option, if Shares transferred in accordance with the Option are held for more than 1 year after receipt of the Shares and are disposed of more than 2 years after the Date of Award, any gain realized on disposition of the Shares will also be treated as long-term capital gain for federal income tax purposes. If Shares purchased under an Incentive Stock Option are disposed of before the expiration of such 1-year or 2-year periods, any gain realized on such disposition will be treated as compensation income (taxable at ordinary income rates) to the extent of the difference between the Exercise Price and the lesser of (i) the Fair Market Value of the Shares on the date of exercise or (ii) the sale price of the Shares. Any additional gain will be treated as capital gain for federal income tax purposes.

13. Restrictive Legends. On exercise of the Option, the Grantee understands and agrees that the Company shall cause the legends set forth below, or legends substantially equivalent thereto, to be placed on any certificate(s) evidencing ownership of the Shares, together with any other legends that may be required by the Company or by state or federal securities laws:

(a)	Securities Law Restrictions:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “ACT”) OR ANY STATE SECURITIES LAWS AND MAY NOT BE OFFERED, SOLD, OR OTHERWISE TRANSFERRED, PLEDGED, OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR, IN THE OPINION OF COUNSEL SATISFACTORY TO THE ISSUER OF THESE SECURITIES, SUCH OFFER, SALE, TRANSFER, PLEDGE, OR HYPOTHECATION IS IN COMPLIANCE THEREWITH.

(b)	Option Agreement Restrictions:

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A LOCK-UP AGREEMENT, CERTAIN RESTRICTIONS ON TRANSFER AND A RIGHT OF FIRST REFUSAL HELD BY THE ISSUER OR ITS ASSIGNEE(S), AS SET FORTH IN THE OPTION AGREEMENT BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. SUCH LOCK-UP AGREEMENT, TRANSFER RESTRICTIONS AND RIGHT OF FIRST REFUSAL ARE BINDING ON TRANSFEREES OF THESE SHARES.

(c)

Removal of Legend. If, in the opinion of the Company and its counsel (in their sole discretion), any of the legends on a certificate representing the Shares is no longer required, the Grantee shall be entitled to exchange such certificate for a new certificate representing the Shares without such legend.

14. Notices. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given on personal delivery, on deposit in the United States mail by certified mail (if the parties are within the United States), or on deposit for delivery by a mail courier service, with postage and fees prepaid, addressed as follows: (a) to the Company at the then-current address of the Company’s headquarters, or (b) to the Grantee or any subsequent Holder at the last address on record with the Company. Grantee and any subsequent Holder shall be obligated to notify the Company in writing of any change in address.

15. Electronic Delivery of Documents. Grantee consents to electronic delivery of any documents relating to this Option and the Plan, any documents that are required to be delivered to the Company’s shareholders or option holders, and any disclosures required by Applicable Laws. This consent may be withdrawn at any time on written notice to the Company.

16. Interpretation, Modification, and Enforcement of Option Agreement.

(a)

Entire Agreement, Choice of Law. The Plan and the Option Agreement constitute the entire agreement with respect to this Option and supersede all prior or contemporaneous agreements and representations of the Company and the Grantee with respect to this Option (including, but not limited to, any prior notices or option agreements with the same Award Number and any references to this Option in an offer letter or employment agreement). The Plan and Option Agreement are to be construed in accordance with and governed by the internal laws of the State of Delaware, without giving effect to any choice-of-law rule that would cause the application of the laws of any other jurisdiction.

(b)

Assignment, Binding Effect. The Company may assign any of its rights under the Option Agreement to single or multiple assignees, and the Plan and Option Agreement shall be binding on and shall inure to the benefit of the successors, heirs, executors, administrators, permitted transferees, and permitted assigns of the parties.

(c)

Captions, Decisions of Administrator. The captions used in the Plan and Option Agreement are inserted for convenience and shall not be deemed a part of the agreement for construction or interpretation. The parties agree to accept as final and binding all decisions and interpretations of the Administrator on any issues arising under the Plan or this Option.

(d)

Modification, Waiver, No Third Party Rights. The Option Agreement may not be modified adversely to the Grantee’s interest except in a writing signed by the Company and the Grantee, unless the Administrator determines that the amendment is necessary to comply with any Applicable Law or to avoid adverse accounting treatment. The Option will be subject to any modifications to the Plan that are made in accordance with the terms of the Plan. No waiver of any right in the Option Agreement shall be effective unless in writing. Nothing in the Plan and Option Agreement (except as expressly provided therein) is intended to confer any rights or remedies on any persons other than the parties.

(e)

Enforceability. Should any provision of the Plan or Option Agreement be determined by a court of law to be illegal or unenforceable, such provision shall be enforced to the fullest extent allowed by law and the other provisions shall nevertheless remain effective and shall remain enforceable.

(f)

Further Assurances. The parties agree to execute such further instruments and to take such further action as may be reasonably necessary to carry out the purposes and intent of the Plan and Option Agreement.

17. No Rights as Shareholder Prior to Exercise. Until the stock certificate evidencing such Shares is issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Shares, notwithstanding the exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 11(a) of the Plan. The Grantee shall enjoy rights as a shareholder until such time as the Grantee disposes of the Shares or the Company (or its assign(s)) exercises the Right of First Refusal.

18. No Rights to Partial Vesting, Future Awards, or Continuous Service. The Grantee acknowledges and agrees as follows:

(a)

The Grantee’s right to any Shares subject to the Option shall vest, if at all, only as set forth in the vesting schedule in the Notice, and Grantee shall not have any rights at all with respect to Shares before they have vested, except as otherwise provided in this Option Agreement. If Grantee’s Continuous Service is terminated, with or without cause, before any vesting date or event, Grantee shall not be entitled to any vesting of any portion of the Shares that would have vested on the vesting date or event, except as otherwise provided in this Option Agreement.

(b)

Nothing in the Option Agreement or the Plan (including, but not limited to, the Administrator’s past history of granting Awards under the Plan) shall confer on the Grantee any right with respect to future awards.

(c)

Except as otherwise provided in a written agreement signed by an authorized officer of the Company (or any Related Entity for which Grantee is providing services), both the Grantee and the Company have the right to terminate Grantee’s Continuous Service at will, with or without cause, and at any time, with or without notice, and nothing in the Option Agreement or the Plan shall confer on the Grantee any right with respect to the continuation of Grantee’s Continuous Service.

19. Acknowledgment. By signing this Option Agreement, the Grantee acknowledges that he or she has received a copy of the Plan and this Option Agreement, represents that he or she has reviewed the Plan and this Option Agreement in their entirety, acknowledges that he or she has had an opportunity to obtain the advice of counsel before executing this Option Agreement, and accepts the Option subject to all of the terms and provisions of the Plan and this Option Agreement. This Option Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

Offered by:

Date: ###GRANT_DATE###	Beta Bionics, Inc., a Delaware corporation

By:
Name:

Accepted by:

Date: ###ACCEPTANCE_DATE###	Name: ###PARTICIPANT_NAME###
Address:
###HOME_ADDRESS###

USE THIS FORM WHEN YOU EXERCISE SHARES (SEE SECTION 2(b) IN THE OPTION AGREEMENT)

EXHIBIT A

BETA BIONICS, INC. Amended and Restated 2016 STOCK INCENTIVE PLAN

EXERCISE NOTICE

To Beta Bionics, Inc.

I hereby elect to exercise my option to purchase shares of Common Stock under the Beta Bionics Amended and Restated 2016 Stock Incentive Plan, as amended (the “Plan”), and in accordance with the Stock Option Agreement for Award Number __[insert Award Number]__ dated __[date of award]__ (the “Option Agreement”), as follows:

Total Number of Shares
Purchased (“Shares”):

Exercise Price per Share:
$

Total Purchase Price
(“Purchase Price”): $

1. Method of Exercise. The Purchase Price must be paid by one or more of the methods set forth in Section 4 of the Option Agreement. I select the following method(s) of payment:

               _

              _

2. Name on Certificate. The Certificate(s) for the Shares shall be issued in my name as written at the end of the Option Agreement or, with the approval of the Company, in the following names:

               _

              _

3. Terms of Exercise. This exercise of the Option is subject to the terms and conditions of this Exercise Notice as well as the terms and conditions of the Plan and Option Agreement, both of which are incorporated into this Exercise Notice by reference in their entirety. Unless otherwise defined herein, the terms defined in the Plan and the Option Agreement shall have the same defined meanings in this Exercise Notice. I acknowledge that I am acquiring the Shares subject to all of the terms and restrictions in the Option Agreement, including, but not limited to, the Right of First Refusal and the Lock-up Agreement, and that the Shares will be printed with the legends set forth in Section 13 of the Option Agreement.

4. Taxes. I understand that I may suffer adverse tax consequences as a result of my purchase or disposition of the Shares. The Company advises me to consult with my own tax consultants in connection with the purchase or disposition of the Shares, and I have done so to the extent I consider advisable. I am not relying on the Company for any tax advice.

5. Risk of Investment. I am aware that my purchase of the Shares is a speculative investment that has limited liquidity and may be completely lost. I am willing and able to take the risk of a complete loss of my investment.

6. Investment Representations. I understand that the Shares have not been registered under the Securities Act of 1933 in reliance on a specific exemption therefrom and that the exemption depends on, among other things, the bona fide nature of my investment representations below. On the basis of this understanding, I make the following representations to the Company, and the Company will rely on these representations unless the Shares have been registered under the Securities Act at the time of exercise:

(a)	I am aware of the Company’s business affairs and financial condition and have acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Shares.

(b)

I am acquiring and will hold the Shares for investment for my own account only and not with a view to, or for resale in connection with, any “distribution” of the Shares within the meaning of the Securities Act.

(c)

I understand that the Shares must be held indefinitely unless they are subsequently registered under the Securities Act or unless I obtain an opinion of counsel satisfactory to the Company that registration is not required. I further understand that the Company is under no obligation to register the Shares.

(d)

I understand that the Shares, which were acquired in a nonpublic offering, are considered “restricted securities” under the Securities Act, and that the Securities and Exchange Commission has adopted Rules 144 and 701 under the Securities Act, which permit limited public resale of “restricted securities” subject to the satisfaction of certain conditions. These conditions may include, but are not limited to, the following: that certain current public information about the Company is available, that the sale occur after a particular holding period, that the sale be made through an unsolicited broker’s transaction, that the amount of securities being sold during any 3-month period not exceed specific limits, and that certain forms published by the Securities and Exchange Commission have been timely filed. I understand that these conditions have not been satisfied and that the Company is under no obligation to satisfy these conditions.

(e)

I agree not to sell or otherwise dispose of the Shares except in compliance with Rule 144 under the Securities Act and any other applicable rule under the Securities Act, the Securities Exchange Act of 1934, or any other Applicable Law, and in compliance with any applicable policies or procedures adopted by the Company (including, but not limited to, insider trader restrictions and pre-clearance procedures) that, in the opinion of counsel for the Company, are necessary or desirable for compliance with any Applicable Law.

7. Exercise Date. The effective date of this exercise shall be as set forth in Section 2(c) of the Option Agreement.

8. Acknowledgment. By signing this Exercise Notice, I acknowledge that I have received, read, and understood this Exercise Notice, the Plan, and the Option Agreement and agree to be bound by their terms. This Exercise Notice may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

Submitted by:

Date:	[Signature of Grantee]

[Typed name]

[Grantee’s address]

Accepted by: Date:

Date:	[NAME OF COMPANY],

[state of incorporation] corporation

By:
[Signature]
Name:
[Typed name]
Its:
[Title]
[Company’s address]

CONSENT OF SPOUSE OR DOMESTIC PARTNER

I, __[name of spouse or domestic partner]__, spouse or domestic partner of the Grantee, have read and hereby approve the foregoing Exercise Notice. In consideration of the Company’s granting my spouse or domestic partner the right to purchase the Shares as set forth in the Exercise Notice, I agree that any community property or similar interest that I may have in the Shares shall be bound irrevocably by the Exercise Notice, the Option Agreement, and the Plan. I hereby appoint my spouse or domestic partner as my attorney-in-fact with respect to any amendment or exercise of any rights with respect to the Option.

Date:	[Signature of spouse or domestic partner]
[Typed name]